SETTLEMENT AGREEMENT AND RELEASE OF LIENS AND CLAIMS


          This Settlement Agreement and Release of Liens and Claims (the "Agreement") is entered as of this 2nd day of December, 1994, by and among the Parties defined below. Except as otherwise defined herein, capitalized terms shall have the meanings assigned to them in section 1 hereof.

                              R E C I T A L S

          WHEREAS, Lenders have made certain loans and other financial accommodations to Borrower pursuant to the Amended Loan Agreement and the Amended Loan Documents; and

          WHEREAS, pursuant to the Amended Loan Documents, Borrower is indebted to Lenders in the amount of $15,054,232.80 as of December 2, 1994, which amount is subject to increase after such date (i) new Revolving Credit Advances made after the date set forth above, (ii) interest which accrues after the date set forth above on the Revolving Credit Loan, the Term Loan, or the other Obligations under the Amended Loan Documents, and
(iii) fees, costs, or expenses payable under the Amended Loan Documents and interest charges relating thereto, and which amount is subject to decrease after the date set forth above based upon payments made by or on behalf of Borrower to Agent for the benefit of Lenders (the "Indebtedness"); and

          WHEREAS, the Obligations, including the Indebtedness, are evidenced by, among other things, the Term Loan Notes and the Revolving Credit Notes; and

          WHEREAS, pursuant to the terms of the Amended Joint Security Agreement, repayment of the Obligations, including the Indebtedness, is secured by liens and security interests in the Collateral; and

          WHEREAS, pursuant to the Amended Guaranty and the Other
Guarantees, Parent and the Capital Subsidiaries have guaranteed repayment of the Obligations, including the Indebtedness; and

          WHEREAS, in connection with the Amended Guaranty and the Other Guarantees, Parent and the Capital Subsidiaries have pledged certain stock certificates and granted liens and security interests in such stock and other Guaranty Collateral to Agent and Lenders; and

          WHEREAS, Borrower, Parent and certain of their respective subsidiaries have entered, or will enter, into the Refinancing Transaction; and

          WHEREAS, in connection with the Refinancing Transaction, Borrower, Parent and the Capital Subsidiaries have requested Agent and Lenders to release their liens and security interests in the Collateral and the Guaranty Collateral; and

          WHEREAS, Agent and Lenders are willing to release their liens and security interests in the Collateral and the Guaranty Collateral conditioned upon (i) payment of the Release Price; (ii) execution and delivery of this Agreement and the releases contained herein; and (iii) the effectiveness of this Agreement.

          NOW, THEREFORE, upon the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the Parties hereto intending to be legally bound hereby, such Parties hereby agree as follows:

                             A G R E E M E N T

          1.   Definitions.

               "Agent" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Agreement" shall have the meaning assigned to it in the Preamble hereto.

               "Aircraft Assignment" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Aircraft Mortgage" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Amended Agency and Possession Agreement" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Amended and Restated Intercreditor Agreement" shall have the meaning assigned to it in the Amended Loan Document.

               "Amended and Restated Loan Agreement" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Amended Collateral Documents" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Amended Guaranty" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Amended Joint Security Agreement" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Amended Loan Agreement" shall mean that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 21, 1992, by and among Borrower, Lenders, and Agent, including all amendments, modifications and supplements thereto, and any appendices, exhibits or schedules to any of the foregoing, and shall refer to the Amended Loan Agreement as the same may be in effect at the time such reference becomes operative.

               "Amended Loan Documents" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Amendments" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Ancillary Agreements" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Borrower" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Borrower Subsidiary" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Capital Subsidiary" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Cash Collateral Account" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Collateral" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Deposit Account" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Effective Date" shall be the first business day on which
(i) all Parties have executed this Agreement; and (ii) Agent has acknowledged receipt of the Release Price in good funds.

               "Excluded Claims" shall mean any obligations created or arising under or recognized in this Agreement, including, without implied limitation, the claim reserved under section 3 hereof, indemnification claims under sections 7 and 8 hereof, and any Obligations, including the Indebtedness, that are revived under section 8 hereof.

               "Existing Bank Debt" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Existing Bank Notes" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Existing Guaranties" shall have the meaning assigned to it in the Amended Loan Agreement.

               Existing Intercreditor Agreement" shall have the meaning assigned to it in the Amended Loan Agreement

               "Existing Loan Agreement" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Existing Intercreditor Agreement" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Existing Loan Documents" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Existing Noteholder Debt" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Existing Noteholder Notes" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Existing Pledge Agreement" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Existing Security Agreement" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Extension Agreement" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Fairfield & Woods" shall mean Fairfield and Woods, P.C., as collateral agent under the Amended Agency and Possession Agreement.

               "Fee Cap" shall have the meaning assigned to it in section 3 hereof.

               "Forbearance Agreement" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Guaranty Collateral" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Guaranty Reaffirmations" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Indebtedness" shall have the meaning assigned to it in the Recitals hereto.

               "Lender" or "Lenders" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Loans" shall have the meaning assigned to it in the Amended Loan Agreement.

               "New Blocked Account" shall have the meaning assigned to it in the Amended Loan Agreement.

               "New Lenders" shall have the meaning assigned to it in the definition of "Norwest Bank" set forth below.

               "1986 Security Agreement shall have the meaning assigned to it in the Amended Loan Agreement.

               "Norwest Bank" shall mean Norwest Bank Colorado, National Association, as agent for itself, First Interstate Bank of Denver, N.A., and Norwest Equipment Finance, Inc. (collectively the "New Lenders").

               "Noteholder" or "Noteholders" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Note Purchase Agreement" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Note Transaction" shall mean the sale by CIG & Co. of a portion of the indebtedness under the Note Purchase Agreement to Horace Mann Life Insurance Company and the subsequent repurchase of the then outstanding amount of such indebtedness by CIG & Co.

               "Obligations" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Old Blocked Account" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Old Blocked Savings Account" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Omnibus Amendments" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Other Guarantees" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Other Guaranty Reaffirmations" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Parent" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Parent Subsidiary" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Parties" shall mean the parties to this Agreement which are Agent, Lenders, Borrower, Parent, and the Capital Subsidiaries.

               "Prior Amended Intercreditor Agreement" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Prior Amended Loan Agreement" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Prior Amended Loan Documents" shall have the meaning assigned to it in the third complete recital on page 4 of the Amended Loan Agreement, and all amendments thereto.

               "Refinancing Transaction" shall mean that certain loan transaction as evidenced by the Credit and Security Agreement dated as of November 30, 1994, by and among Borrower and the New Lenders pursuant to which, among other things, Borrower will repay the Indebtedness.

               "Release Price" shall have the meaning set forth in section 3 of this Agreement.

               "Releasees" shall mean Agent, Lenders, Borrower, Parent, and the Capital Subsidiaries.

               "Releasors" shall mean Agent, Lenders, Borrower, Parent, and the Capital Subsidiaries.

               "Revolving Credit Advance" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Revolving Credit Loan" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Revolving Credit Note" or "Revolving Credit Notes" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Subsidiary" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Third Party Funds" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Term Loan" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Term Loan Note" or "Term Loan Notes" shall have the meaning assigned to it in the Amended Loan Agreement.

               "Waiver Agreement" shall have the meaning assigned to it in the Amended Loan Agreement.

          2. Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, singular includes the plural, part includes the whole, and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to the term "Agreement" contained in the definitions incorporated into this Agreement from the Amended Loan Agreement shall be read to be to the Amended Loan Agreement and not to this Agreement.

          3. Release Price. Borrower shall pay or cause to be paid to Agent for the benefit of Lenders the amount of $15,072,232.80 (the "Release Price"). The Release Price shall consist of the then current Indebtedness plus an amount equal to Agent's good faith estimate of the costs and expenses to be incurred by it after November 30, 1994, in consummating the transaction contemplated by this Agreement, not to exceed $18,000.00 in the aggregate (the "Fee Cap"). Following payment of the Release Price and consummation of the transaction contemplated by this Agreement, Agent shall refund to Borrower that portion of the Fee Cap (if any) that exceeds Agent's actual costs and expenses. Any claim by Agent against Borrower or Borrower against Agent concerning the Fee Cap shall be an Excluded Claim. Payment of the Release Price shall be made to Agent by wire transfer as follows: Mellon Bank, N.A., Pittsburgh, Pennsylvania, 3 Mellon Bank Center, Credit Account No. 990-873-800, Ref.: Capital Associates International, Inc. Payoff -- ABA No. 043-000-261. Payment of the Release Price shall not be considered to be complete until Agent has confirmed that it is in receipt of good funds.

          4. Release of Security; Surrender of Promissory Notes, Chattel Paper, and Pledged Stock. Upon the Effective Date, Agent and Lenders, as appropriate, shall (i) deliver to Borrower the original of each and all of the Term Loan Notes and the Revolving Credit Notes marked "paid and discharged"; (ii) deliver to Borrower or its designee signed Uniform Commercial Code termination statements terminating Agent's and Lenders' liens and security interests in the Collateral, the Guaranty Collateral and any and all such other property, if any, securing repayment of the Obligations under the Amended Loan Documents; (iii) deliver to Borrower or its designee signed releases of the Aircraft Assignment and the Aircraft Mortgage; (iv) cause to be delivered to Borrower or its designee the "Pledged Collateral" (as that term is defined in the Amended Agency and Possession Agreement); (v) deliver to Borrower, Parent, and the Capital Subsidiaries, as appropriate, or their respective designees, the stock certificates pledged to Agent under any of the Amended Collateral Documents; (vi) rescind any instructions given to depository institutions other than Agent that restrict Borrower's, Parent's or any Capital Subsidiary's access to any and all Deposit Account(s); (vii) subject to any contrary arrangements between Borrower and Agent, deliver to Borrower or its designee any checks or cash then held or on deposit in the Cash Collateral Account, the Old Blocked Account, the New Blocked Account, or the Old Blocked Savings Account that Borrower, Parent, the Capital Subsidiaries, or third parties are entitled to receive under the terms of the Amended Loan Agreement; and (viii) at the expense of the requesting person or entity, execute such other and further documentation as may reasonably be requested by (A) Norwest Bank or its designee to evidence the release of Agent's and Lenders' liens and security interests in the Collateral, the Guaranty Collateral, and any and all such other property, if any, securing repayment of the Obligations under the Amended Loan Documents, and (B) Borrower, Parent, or the Capital Subsidiaries to evidence the satisfaction, release, and discharge of the Obligations.

          5. Mutual Release of Claims. Upon the Effective Date, the Releasors, on behalf of themselves and their respective officers, directors, shareholders, partners, parents, subsidiaries, divisions, affiliates, alter-egos, licensees, transferees, legal representatives, trustees, agents, successors, predecessors, heirs, and assigns, hereby fully release, remise and discharge the Releasees, and their respective officers, directors, shareholders, partners, parents, subsidiaries, divisions, affiliates, successors, predecessors, heirs, assigns, employees, agents, alter-egos, licensees, transferees, legal representatives, trustees, servants, accountants, and attorneys, and Fairfield & Woods, from each and every claim, counter-claim, cross-claim, debt, contract, injury, damage, liability, obligation, tort, cause of action, claim for relief, or other theory of recovery, that such Releasors have or may have had, now have, or may hereafter acquire against such Releasees, whether known or unknown, seen or unforeseen, suspected or unsuspected, contingent or liquidated, latent or patent, including claims for attorneys' fees, costs, and other expenses (such as fees and costs for accountants and other professionals), from the beginning of time through the date set forth in the preamble on the first page of this Agreement, other than the Excluded Claims, arising out of or in any way concerning, connected or relating to
(i) the negotiation, drafting, documentation, execution, implementation, interpretation, administration, funding, work-out, waiver, requirement, dispute concerning, amendment, restructuring, collection, payment, or enforcement of the Existing Loan Documents, the 1986 Security Agreement, the Prior Loan Agreement, the Prior Loan Documents, and the Amended Loan Documents; (ii) the Amended Collateral Documents, including the handling, administration, or disposition of any Collateral or Guaranty Collateral, (iii) the Waiver Agreement; (iv) the Extension Agreement; (v) the Forbearance Agreement; (vi) the Amendments;
(vii) the Obligations, including the Indebtedness; (viii) the loan relationship between and among Borrower, Agent, and Lenders; (ix) the Term Loan Notes, the Revolving Credit Notes, the Existing Bank Notes, the Existing Noteholder Notes, or any predecessor promissory notes to any of the foregoing; (x) the Amended Guaranty, the Other Guarantees, the Guaranty Reaffirmations, and the Other Guaranty Reaffirmations; (xi) the Amended Agency and Possession Agreement; (xii) the receipt, deposit, handling, transfer or disposition of Third Party Funds; and/or (xiii) the operation or conduct of the businesses of Borrower, Parent, and the Capital Subsidiaries.

          6.   Waiver.   In connection with the release under section 5
hereof, each Releasor expressly waives the benefits of Section 1542 of the California Civil Code (or any other similar law, statute or rule that may be applicable), which provides as follows:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

          7.   Acknowledgements.   Each of the Parties to this
Agreement has consulted with its legal counsel and has received independent legal advice concerning the advisability of entering into the releases and the waivers set forth herein, and each Party understands that, other than with respect to the Excluded Claims, the releases set forth in section 5 hereof are intended to be full and complete releases of any and all claims or causes of action held by the Releasors against the Releasees, including those claims or causes of action which may not yet exist because they are inchoate, and any and all claims or causes of action that might now exist but are not presently known to the Parties to this Agreement. Each attorney signing this Agreement represents that it has consulted with its client about this Agreement and that it has advised its client concerning the import and effect of the releases and waivers contained in this Agreement, including the waiver of Section 1542 of the California Civil Code or other similar law set forth in section 6 hereof. Each Party signing this Agreement acknowledges that its counsel has reviewed this Agreement and it, he, or she, has been advised by such counsel concerning the import and effect of the releases and waivers contained in this Agreement, including the waiver of section 1542 of the California Civil Code or other similar law set forth in section 6 hereof. Each Releasor understands and acknowledges that the significance and consequence of its waiver of Section 1542 of the California Civil Code or other similar law is that even if such Releasor eventually suffers or discovers additional claims or damages, no claim could be made for those claims or damages that are covered by the releases exchanged hereunder. Each Releasor also acknowledges that it intends these consequences even as to claims or damages that may exist as of the date set forth in the preamble on the first page of this Agreement, but which for whatever reason such Releasor does not know exists, and which, if known, would materially affect such Releasor's decision to execute this Agreement. The Releasors intend this Agreement to be binding upon them regardless of any claims of fraud, misrepresentation, concealment of fact, mistake of law or fact, duress, or any other circumstance whatsoever in connection with any matter hereby dealt with and/or the negotiation and settlement of this Agreement. In entering into this Agreement and the releases provided for herein, each Releasor recognizes that no facts or representations are ever absolutely certain. Accordingly, each Releasor assumes the risk of any misrepresentation, concealment, or mistake; and if any of the Releasors should subsequently discover that any facts relied upon by it or them in entering into this Agreement were or are untrue, or that any fact was concealed from it or them, or that an understanding of the facts or of the law was incorrect, that Releasor or those Releasors shall not be entitled to set aside this Agreement or the releases provided for herein by reason thereof. The finality of this Agreement is a material factor inducing the Releasors to enter into this Agreement. The Parties acknowledge that this Agreement has been negotiated at arm's length by each of the Parties hereto and that each Party has participated in the drafting of this Agreement, and accordingly, any ambiguities in this Agreement shall not be construed against any particular Party as the drafter of this Agreement, and instead, this Agreement shall be interpreted in a reasonable manner to effect the intentions of the Parties. Each Party executing this Agreement hereby
(i) acknowledges that (other than the Note Transaction) it has not heretofore sold, assigned, or transferred to any third party any portion of the claims or causes of action being released under this Agreement; and
(ii) agrees to indemnify, defend, save and hold forever harmless the persons or entities released by such Party from any claims or costs incurred as a result of any person or entity asserting a claim pursuant to any such assignment or transfer. Each Releasor acknowledges and represents that it is not relying on any representations or statements made by or on behalf of any other Releasor or any Releasee in entering into this Agreement. Moreover, each Releasor hereby agrees to assume the risk of any mistake of fact in entering into this Agreement. Nothing contained in this Agreement shall be construed as an admission of liability of any person or party released under the terms hereof.

          8. Revival of Obligations; Indemnification. If and to the extent all or any portion of the Release Price is required to be disgorged, returned or turned over by Agent or any of the Lenders to any person or entity, then the Obligations, including the Indebtedness, shall revive to the extent and in the amount of the portion of the Release Price that is disgorged, returned, or turned over, and the Amended Guaranty and the Other Guarantees shall also revive to the extent that any portion of the Release Price is disgorged, returned, or turned over. In addition, Borrower, Parent and each Capital Subsidiary agree to indemnify, defend, save and hold Agent and Lenders (and their respective parents, subsidiaries, affiliates, shareholders, officers, directors, partners, successors, predecessors, representatives, heirs, and assigns) harmless from and against any and all claims or causes of action arising out of or related to
(i) this Agreement; (ii) the Existing Loan Documents, the Prior Loan Documents or the Amended Loan Documents; (iii) the Refinancing Transaction; or (iv) any losses from failure by Agent or Lenders to collect or retain the full amount of checks or other deposits or payments previously received by Agent or Lenders and applied by any of them against the Obligations, including the Indebtedness.

          9. Waivers. Each Party to this Agreement acknowledges that adequate consideration has been given by each Party hereto for the benefits, payments, and releases granted hereunder. Accordingly, upon completion of payment of the Release Price to Agent in accordance with section 3 hereof, each Party hereto (A) acknowledges that consummation of the Refinancing Transaction is not a default under the Amended Loan Documents, (B) waives any right to declare such default, and (C) waives any right to challenge the Refinancing Transaction as a fraudulent conveyance under federal or state law.

          10. Miscellaneous. This Agreement constitutes the entire agreement by the Parties hereto concerning the subject matter hereof and supersedes all prior or contemporaneous oral or written agreements or discussions. This Agreement may not be altered or amended except by mutual agreement evidenced by a writing signed by the Party or Parties sought to be bound by such amendment, which writing shall be identified as an amendment to this Agreement. The Parties specifically agree that any prior drafts of this Agreement are superseded by the executed Agreement and may not be presented by any Party as evidence of any Party's intent, understanding or agreement. This Agreement shall be binding upon the successors and assigns of the Parties to this Agreement. Except as expressly set forth herein, nothing contained in this Agreement is intended to, or shall be construed to, create any rights in any third parties. Pursuant to the terms of the Amended Loan Documents, Borrower shall be responsible for the costs, expenses and attorneys' fees incurred by Agent in connection with the preparation, review, negotiation, execution and delivery of this Agreement. If any action is brought to enforce or interpret any provision of this Agreement or the rights or obligations of any Party hereto, the prevailing party in such action shall be entitled to recover its, his, or her reasonable attorneys' fees. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to principles or rules of conflicts of law. The headings and captions have been inserted for convenience of reference only and shall not be used in interpreting the provisions of this Agreement. This Agreement may be executed in counter-parts which, when taken together, shall constitute the entire Agreement. Signatures to this Agreement may be exchanged by telecopy and each Party hereto agrees to accept the telecopied signatures of the other Parties hereto and to be bound by its own telecopied signature.

          11. Effective Date. Unless first terminated under section 12 hereof, this Agreement shall become effective on the Effective Date.

          12.  Termination.  This Agreement may be terminated as follows:
(i) prior to the occurrence of the Effective Date, Borrower may terminate this Agreement by written notice to Agent or Agent may terminate this Agreement by written notice to Borrower; or (ii) this Agreement shall automatically terminate if payment of the Release Price under section 3 hereof has not been completed by the close of business on December 5, 1994. This Agreement may not be terminated after the Effective Date has occurred.


     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

AGREED:

BORROWER:                          AGENT:

CAPITAL ASSOCIATES                 MELLON BANK, N.A.
 INTERNATIONAL, INC.


By:  /s/John E. Christensen        By:  /s/Brigitte R. Bouchat
     _______________________            _________________________
  Its:  Senior Vice President        Its:  Vice President



PARENT:

CAPITAL ASSOCIATES, INC.


By:  /s/John E. Christensen
     _______________________
  Its:  Senior Vice President

BANKS:                             NOTEHOLDERS:


MELLON BANK, N.A.                  CIG & CO., as nominee for
                                   CONNECTICUT GENERAL LIFE
                                   INSURANCE COMPANY, successor
                                   to HORACE MANN LIFE INSURANCE
By:  /s/Brigitte R. Bouchat        COMPANY
     ________________________
  Its:  Vice President             By:  /s/James F. Coggins, Jr.
                                        ________________________
                                    Its:  Partner

THE CHASE MANHATTAN BANK, N.A.



By:  /s/Sherman Edmiston
     __________________________





FIRST BANK NATIONAL ASSOCIATION




By:  /s/Jack L. Quitmeyer
     ________________________
  Its:  Vice President

BORROWER SUBSIDIARIES:             PARENT SUBSIDIARIES:


CAI LEASING CANADA, INC.           CAI EQUIPMENT LEASING I CORP.


By:  /s/John E. Christensen        By:  /s/John E. Christensen
     _______________________            ________________________
  Its:  Senior Vice President        Its:  Senior Vice President


CAI PARTNERS MANAGEMENT COMPANY    CAI EQUIPMENT LEASING II CORP.

By:  /s/John E. Christensen        By:  /s/John E. Christensen
     _______________________            ________________________
  Its:  Senior Vice President        Its:  Senior Vice President


CAPITAL EQUIPMENT CORP.            CAI EQUIPMENT LEASING III CORP.


By:  /s/John E. Christensen        By:  /s/John E. Christensen
     _______________________            ________________________
  Its:  Senior Vice President        Its:  Senior Vice President


WHITEWOOD CREDIT CORPORATION       CAI SECURITIES CORPORATION


By:  /s/John E. Christensen        By:  /s/John E. Christensen
     _______________________            ________________________
  Its:  Senior Vice President        Its:  Senior Vice President



                                   CAI EQUIPMENT LEASING IV CORP.


                                   By:  /s/John E. Christensen
                                        _________________________
                                     Its:  Senior Vice President

APPROVED AS TO FORM
AND CONTENT:


MURPHY, WEIR & BUTLER

Attorneys for Mellon Bank, N.A.
as Agent


By:  /s/William Paul Weintraub
     ___________________________
     A Member of the Firm


BALLARD SPAHR ANDREWS & INGERSOLL

Attorneys for Borrower, Parent,
and the Capital Subsidiaries


By:  /s/Jacquelyn Kilmer
     ___________________________
     A Member of the Firm